CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual report on Form 10-KSB of MW Medical, Inc. for the fiscal year ended December 31, 2003, I, Grace Sim, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

              (1)     the Annual Report on Form 10-KSB of MW Medical, Inc. for the year ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)     the information contained in the Annual Report on Form 10-KSB for the year ended December 31, 2003, fairly presents in all material respects, the financial condition and results of operations of MW Medical, Inc.

By:   /s/  Grace Sim

Name:      Grace Sim

Title:         Chief Financial Officer

Date:        April 12, 2004

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